                                                                   EXHIBIT 10.28

                           GUARANTY - L/C BORROWERS
                           ------------------------

          FOR VALUE RECEIVED and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to IMPAC GROUP, INC., a Delaware corporation (the "Debtor"), the undersigned (each a "Guarantor" and collectively the "Guarantors") hereby, jointly and severally, absolutely, irrevocably and unconditionally guarantee the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of (a) all obligations of the Debtor or the other Guarantor from time to time existing or arising under or pursuant to the Credit Agreement, dated as even date herewith among the Debtor, the Guarantors, the financial institutions from time to time party thereto (the "Lenders") and Bank of America National Trust & Savings Association, as agent (the "Agent") (as from time to time restated, amended or modified, the "Credit Agreement"; any term used but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement), (b) all obligations of the Debtor or the other Guarantor from time to time existing or arising under or pursuant to any (i) obligations under a Swap Contract relating to the Revolving Loans with Bank of America National Trust & Savings Association ("BofA"), in its individual capacity, any Lender or syndicate of financial institutions organized by BofA, or an affiliate of BofA, or any Lender (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Swap Contract (collectively, the "Swap Creditors"), or (ii) Indebtedness of Debtor or the other Guarantor evidenced by a letter of credit issued pursuant to Section 8.05(i) of the Credit Agreement (a "Section 8.05 Letter of Credit", and together with the Credit Agreement, the Loan Documents, and each Swap Contract, individually a "Debt Agreement" and Collectively, the "Debt Agreements") by BofA or any Lender, in each case in its individual capacity (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any institution that participates in, and in each case their subsequent assigns, such Section 8.05 Letter of Credit (collectively, the LC Creditors", and together with the Agent, the Lenders and the Swap Creditors, each a "Creditor" and collectively, the "Creditors") and (c) all other amounts from time to time owing to the Creditors by the Debtor or the other Guarantor under the Debt Agreements, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations being hereinafter collectively called the "Obligations"), and the Guarantors further agree to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by any Creditor, in endeavoring to collect the Obligations, or any part thereof, and in enforcing this guaranty; provided, however, that each Guarantor shall only be liable under
               --------  -------
this guaranty for the greater of (I) the net amount of all loans advanced to Debtor under the Credit Agreement and reloaned or otherwise transferred to such Guarantor or (II) the maximum amount of such liability that can be hereby incurred without rendering this guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantors specifically agree that it shall not be necessary or required that any Creditor exercise any right, assert any claim or demand, or enforce any remedy whatsoever against the Debtor (or any other Person) before or as a condition to the obligations of the Guarantors hereunder.

          The Guarantors agree that, in the event of the dissolution or insolvency of the Debtor or any of the Guarantors, or the inability of the Debtor or any of the Guarantors to pay debts as they mature, or an assignment by the Debtor or any of the Guarantors for the benefit of creditors, or the institution of any proceeding by or against the Debtor or any of the Guarantors alleging that the Debtor or such Guarantor is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Obligations may not then be due and payable, the Guarantors will pay to the relevant Creditor forthwith the full amount that would be payable hereunder by the Guarantors if all Obligations were then due and payable.

          This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect
(notwithstanding, without limitation, the dissolution of any of the Guarantors or that at any time or from time to time all Obligations may have been paid in full).

          The Guarantors further agree that, if at any time all or any part of any payment theretofore applied by any Creditor to any of the Obligations is or must be rescinded or returned by such Creditor for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor or any Guarantor), such Obligations shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by such Creditor, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by such Creditor had not been made.

          The Agent, on behalf of any Creditor, may, from time to time, whether before or after any discontinuance of this guaranty, at its sole discretion and without notice to the Guarantors, retain or obtain a security interest in any property to secure any of the Obligations or any obligation hereunder.

          Any Creditor may, from time to time, whether before or after any discontinuance of this guaranty, at its sole discretion without notice to the Guarantor, take any of the following actions: (a) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Obligations; (b) extend or renew for one or more periods (whether or not longer than the original period), alter, amend or exchange any of the Obligations or any of the documentation pertaining thereto, or release or compromise any obligation of any Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Obligations; (c) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (d) resort to any Guarantor for payment of any of the Obligations, whether or not such Creditor (i) shall have resorted to any property securing any of the Obligations or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the Guarantors).

          Any amounts received by a Creditor from whatsoever source on account of the Obligations may be applied by it toward the payment of such of the Obligations, and in such order of application, as such Creditor may from time to time elect, subject to the terms of the other Debt Agreement.

          Until such time as this guaranty shall have been discontinued as to all Guarantors and the Creditors shall have received payment of the full amount of all Obligations and of all obligations of the Guarantor hereunder, no payment made by or for the account of any Guarantor pursuant to this guaranty shall entitle such Guarantor by subrogation or otherwise to any payment by the Debtor or from or out of any property of the Debtor and such Guarantor shall not exercise any right or remedy against the Debtor or any property of the Debtor by reason of any performance by such Guarantor of this guaranty.

          The Guarantors hereby expressly waive: (a) notice of the acceptance by any Creditor of this guaranty, (b) notice of the existence or creation or nonpayment of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

          Until the irrevocable payment in full of all of the Obligations (other than Obligations under the relevant agreement with a Creditor which expressly survive the termination of such agreement) and termination of all Commitments,
(a) each Guarantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against the Debtor arising from the existence or performance of this guaranty and (b) each Guarantor waives any right to enforce any remedy which any Creditor now has or may hereafter have against the Debtor, and waives any benefit of, and any right to participate in, any security now or hereafter held by a Creditor securing the Obligations. Upon such irrevocable payment and termination, the Debtor shall indemnify such Guarantor for the full amount of any payment made by such Guarantor under this Guaranty and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

          Each Guarantor (a "Contributing Guarantor") agrees that, in the event a payment shall be made by any other Guarantor under this guaranty and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Company as provided above, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor as of date hereof and the denominator shall be the aggregate net worth of all the Guarantors on such date. Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this section shall be subrogated to the rights of such Claiming Guarantor to the extent of such payment. All rights of contribution and subrogation of any Guarantor hereunder shall be fully subordinated in time and priority of payment to the Obligations and all other indebtedness of the Debtor to each Creditor.

          Any Creditor may, from time to time, whether before or after any discontinuance of this guaranty, without notice to the Guarantors, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were a Creditor.

          Each Guarantor hereby warrants to each Creditor that such Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Debtor. No Creditor shall have any duty or responsibility to provide the Guarantors with any credit or other information concerning the affairs, financial condition or business of the Debtor that may come into the possession of such Creditor.

          Each Guarantor represents and warrants to each Creditor that all representations and warranties relating to such Guarantor contained in Article VI of the Credit Agreement are true and correct in all material respects.

          Each Guarantor hereby agrees that until all Obligations have been paid in full and any and all documents relating thereto have been terminated, it shall comply with all covenants relating to it contained in Articles VII and VIII of the Credit Agreement.

          No delay on the part of any Creditor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Creditor of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon any Creditor except as expressly set forth in a writing duly signed and delivered (or consented to) by or on behalf of each Creditor. No action of any Creditor permitted hereunder shall in any way affect or impair the rights of any Creditor and the obligations of the Guarantors under this guaranty. For the purposes of this guaranty, Obligations shall include all obligations of the Debtor to each Creditor arising under or in connection with the agreements relating to the Obligations, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantors hereunder. The obligations of the Guarantors under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever that might constitute a legal or equitable discharge or defense of the Guarantors. The Guarantors hereby acknowledge that there are no conditions to the effectiveness of this guaranty.

          This guaranty shall be binding upon the Guarantors, and upon the legal representatives, successors and assigns of the Guarantors; and all references herein to the Debtor and to the Guarantors, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such entities. All obligations of the Guarantors hereunder shall be joint and several.

          Neither the Agent nor any Secured Creditor shall be under any obligation to marshall any assets in favor of the Guarantor or any other party or against or in payment of any or all of the Secured Obligations.

          THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. WHEREVER POSSIBLE EACH PROVISION OF THIS GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS GUARANTY.

          THE GUARANTORS HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.



                           [Signature Page Follows]

          IN WITNESS WHEREOF, the Guarantors have executed this Guaranty by their duly authorized officers as of the 12 day of March, 1998.


                              AGI INCORPORATED


                              By /s/ Richard Block
                                 -------------------------------

                                 Name: Richard Block
                                      --------------------------

                                 Title: President
                                       -------------------------

                              KLEARFOLD, INC.


                              By /s/ Richard Block
                                 -------------------------------

                                 Name: Richard Block
                                      --------------------------

                                 Title: President
                                       -------------------------


Acknowledged and Agreed as of
the 12 day of March, 1998:

BANK OF AMERICA NATIONAL
 TRUST & SAVINGS ASSOCIATION,
 as Agent

By /s/ David A. Johanson
   -------------------------------------

   Name: David A. Johanson
        --------------------------------

   Title: Vice President
         -------------------------------

                                      S-1

                         [TO GUARANTY L.C. BORROWERS]